SURVEY OF RENTAL PROPERTIES IN COLUMBIA, MARYLAND++


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PROPERTY
NAME     YEAR BUILT  STATUS OF KITCHENS &       CLUBROOM       POOL        FITNESS      WASHER/DRYER     MICROWAVE
                            BATHS                                          CENTER
---------------------------------------------------------------------------------------------------------------------
The       1998       New kitchens & baths         yes          yes           yes            yes             yes
Gramercy
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The       July       New kitchens & baths         yes          yes           yes            yes             yes
Reserve   1999
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Bluffs    1987      Newer kitchens & baths        no            no           no              no             no
at
Fairway
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Reflect-  1986      Newer kitchens & baths        yes          yes           yes            yes             yes
ions
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Bluffs    1989      Newer kitchens & baths        no            no           no              no             no
at
Clarys
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Bluffs    1988      Newer kitchens & baths        no            no           no              no             no
at
Hawthorne
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Hobbits   1989      Newer kitchens & baths        yes          yes           yes            yes             yes
Grove
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Bentana   1971         Renovating; new            no            no            no             no             yes
                     cabinets, counters &
                          appliances
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Lazy      1981         Renovating; new            no            no           no             Yes             no
Hollow               cabinets, counters,
                      appliances & baths
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Great     1972         Renovating; new            no           yes           no         Connections         no
Oaks                 cabinets, counters,                                                  in 2 BR
                      appliances & baths
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The       1978         Renovating; new            no            no           no             Yes             no
Chimneys             cabinets, counters,
                      appliances & baths
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

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PROPERTY
NAME     YEAR BUILT  STATUS OF KITCHENS &       CLUBROOM       POOL        FITNESS      WASHER/DRYER     MICROWAVE
                            BATHS                                          CENTER
---------------------------------------------------------------------------------------------------------------------
Autumn    1972          Renovated; new            no            no           no             yes             no
Crest                cabinets, counters,
                     appliances & baths
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Harper's  1969          Renovated; new            no            no           no              no             yes
Forest               cabinets, counters,
                      appliances & baths
---------------------------------------------------------------------------------------------------------------------
Cedar     1974          Renovated; new            no            no           no             yes             no
Valley              counters, appliance &
                            baths
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Southgate 1986          Renovated; new            no            no           yes            yes             no
Crossing             cabinets, counters,
                      appliances & baths
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Fenland   1971      Older kitchens & baths        no            no           no              no             no
Field
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Dorsey's  1972      Older kitchens & baths        no            no           no              no             no
Forge
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Hannibal  1969      Older kitchens & baths        no            no           no              no             no
Grove
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Tor       1970       Older cabinets, new          yes          yes           yes            yes             no
Gardens               appliances & bath
                           vanities
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
++ Prepared by the Property Manager of Krupp Realty Fund, Ltd. - III